UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date earliest event reported): November 12, 2020

CuriosityStream Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39139	84-1797523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
(Address of Principal Executive Offices, including zip code)

(301) 755-2050
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	CURIW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to CuriosityStream Inc.’s (the “Company”) Current Report on Form 8-K (the “Form 8-K”) originally filed by the Company on October 15, 2020 is being filed solely for the purpose of amending the historical financial statements provided under Item 9.01(a) in the Form 8-K to include the unaudited financial statements of CuriosityStream Inc. (which was renamed CuriosityStream Operating Inc subsequent to September 30, 2020) (“Legacy CuriosityStream”) as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy CuriosityStream as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited financial statements of Legacy CuriosityStream as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019 are filed herewith as Exhibit 99.2.

Also included herewith as Exhibit 99.3 and incorporated by reference herein is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy CuriosityStream as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019.

(d) Exhibits

Exhibit No.	Description

99.2	Unaudited financial statements of Legacy CuriosityStream as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy CuriosityStream for the three and nine months ended September 30, 2020 and 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.

By:	/s/ Clint Stinchcomb
	Name:	Clint Stinchcomb
	Title:	Chief Executive Officer

Date: November 12, 2020

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